Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Wirth, the President and Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the (i) Annual Report of the Company on Form 10-K (the “Report”) for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

By:	/s/ Thomas Wirth
Name:     Thomas Wirth

Title:	President and Chief Financial Officer

Date: April 11, 2008